SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934

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Advisors Series Trust

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615 East Michigan Street
Milwaukee, Wisconsin  53202

October 28, 2013

Dear Shareholder:

I am writing to inform you of the upcoming special meeting of the shareholders of The Teberg Fund (the “Fund”), a series of Advisors Series Trust (“AST”), a Delaware statutory trust.

The meeting is scheduled to be held at 10:00 a.m. Central Time on December 2, 2013, at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.  Please take the time to carefully read the Proxy Statement and cast your vote.

The purpose of the meeting is to seek your approval in connection with a proposal to reorganize the Fund into a newly created series of Northern Lights Funds Trust III (“NLFT III”), a Delaware statutory trust with its principal offices in Hauppauge, NY (the “Proposed Reorganization”). The Fund currently is organized as a series of AST, an investment company with its principal offices in Milwaukee, Wisconsin.  If shareholders approve the Proposed Reorganization, it will take effect on or about December 13, 2013.  At that time, the Fund shares you currently own would be exchanged on a tax-free basis for corresponding shares of the newly created series of NLFT III with the same aggregate value.

The Proposed Reorganization of the Fund will not result in any change to the objectives, strategies or investment policies of the Fund.  First Associated Investment Advisors, Inc. will continue to serve as the investment advisor to the Fund and the fees and expenses associated with your investment in the Fund will not increase as a result of the Proposed Reorganization.

More information on the specific details and reasons for the Proposed Reorganization is contained in the enclosed Proxy Statement. The Notice of Special Meeting of Shareholders and the proxy card are also enclosed. Please read these documents carefully.  The Board of Trustees of AST, on behalf of the Fund, unanimously recommends that you vote “FOR” the Proposed Reorganization.

Your vote is important no matter how many shares you own. Voting your shares early will avoid costly follow-up mail and telephone solicitation. After reviewing the attached materials, please complete, sign and date your proxy card and mail it promptly in the enclosed postage paid envelope.  Any proposal submitted to a vote at the meeting by anyone other than the officers or trustees of AST may be voted only in person or by written proxy.

If you have any questions, please call us at 866-209-1964 and we will be glad to assist you.

Sincerely,

Douglas G. Hess
President
Advisors Series Trust

Table of Contents

QUESTIONS AND ANSWERS	3

OVERVIEW	6

BOARD CONSIDERATIONS	6

COMPARISON OF THE OBJECTIVES, STRATEGIES AND RISKS OF THE FUNDS	7

COMPARISON OF THE INVESTMENT LIMITATIONS OF THE FUNDS	9

COMPARISON OF CURRENT AND PRO FORMA FEES AND EXPENSES	10

PERFORMANCE INFORMATION	12

COMPARISON OF SHAREHOLDER SERVICES	13

COMPARISON OF VALUATION PROCEDURES	14

MANAGEMENT	14

COMPARISON OF OTHER PRINCIPAL SERVICE PROVIDERS	16

SUMMARY OF THE AGREEMENT AND PLAN OF REORGANIZATION	16

FEDERAL INCOME TAX CONSEQUENCES	17

CERTAIN INFORMATION REGARDING THE TRUSTEES AND OFFICERS	18

OTHER BUSINESS	23

SUBMISSION OF SHAREHOLDER PROPOSALS	23

NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES	23

SOLICITATION OF SHAREHOLDER VOTE	23

QUORUM AND REQUIRED VOTE FOR THE OLD FUND	24

HOUSEHOLDING	25

AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION	A-1

The Teberg Fund

a series of

Advisors Series Trust

c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

---------------

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD DECEMBER 2, 2013

---------------

Dear Shareholders:

The Board of Trustees of Advisors Series Trust (“AST”), an open-end management investment company organized as a Delaware statutory trust, has called a special meeting of the shareholders (the “Special Meeting”) of The Teberg Fund, a series of AST (the “Old Fund”), to be held at the offices of U.S. Bancorp Fund Services, LLC, the administrator of AST, at 615 East Michigan Street, Milwaukee, Wisconsin 53202, on December 2, 2013 at 10 a.m. Central Time.

The shareholders of the Old Fund are being asked to consider the following proposals:

(1)
 To approve an Agreement and Plan of Reorganization and Termination providing for the transfer of all of the assets of the Old Fund to a corresponding newly created series of Northern Lights Funds Trust III (the “New Fund”).  The transfer would be (a) an exchange of your shares for shares of the New Fund, which would be distributed pro rata by the Old Fund to the holders of its shares in complete liquidation of the Old Fund, and (b) the assumption by the New Fund of all of the liabilities of the Old Fund (the “Reorganization”).

(2)	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

If the Reorganization is approved and consummated, First Associated Investment Advisors, Inc. will continue to serve as investment advisor for the New Fund and the person responsible for the day-to-day management of the Fund will not change.  The Reorganization is expected to be a tax-free reorganization for federal income tax purposes and therefore no gain or loss should be recognized by the Old Fund or its shareholders as a result of the Reorganization.

AST has fixed the close of business on October 15, 2013 as the record date for determining shareholders entitled to notice of and to vote at the Special Meeting.

Each share of the Old Fund is entitled to one vote and a proportionate fractional vote for each fractional share held.  You are cordially invited to attend the Special Meeting.  If you are unable to attend the Special Meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage paid return envelope or by facsimile.  It is very important that you return your signed proxy card promptly so that a quorum may be ensured and the costs of further solicitations avoided.  As always, we thank you for your confidence and support.

Notice of Special Meeting	Notice - 1

The Board of Trustees of AST has carefully reviewed the proposal and recommends that you vote “FOR” the proposal.

If you have any questions, please call 1-866-209-1964.  For voting instructions, including a toll-free number and website for voting, please refer to the enclosed ballot.

By Order of the Board of Trustees,

Jeanine M. Bajczyk
Secretary
Advisors Series Trust

October 28, 2013

Your vote is important – please vote your shares promptly.

Shareholders are invited to attend the Special Meeting in person.  Any shareholder who does not expect to attend the Special Meeting is urged to vote using the touch-tone telephone or Internet voting instructions found below or indicate voting instructions on each enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States.  In order to avoid unnecessary calls to solicit your vote, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

Notice of Special Meeting	Notice - 2

The Teberg Fund

a series of

Advisors Series Trust

with its principal offices at
615 East Michigan Street
Milwaukee, Wisconsin 53202
____________

PROXY STATEMENT
____________

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD DECEMBER 2, 2013

____________

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board of Trustees” or the “Board”) of Advisors Series Trust (“AST”) on behalf of The Teberg Fund, a series of AST (the “Old Fund”), for use at the Special Meeting of Shareholders of AST (the “Meeting”) to be held at the offices of AST’s administrator at 615 East Michigan Street, Milwaukee, Wisconsin 53202 on December 2, 2013 at 10 a.m., Central time, and at any and all adjournments thereof.  The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about October 28, 2013.

The Meeting has been called by the Board of Trustees for the following purposes:

Proposal
1.
To approve an Agreement and Plan of Reorganization and Termination, a copy of which is attached as Appendix A to this Proxy Statement, providing for the transfer of all of the assets of the Old Fund to a corresponding newly created series of Northern Lights Funds Trust III (the “New Fund”).  The transfer would be (a) an exchange of your shares for shares of the New Fund, which would be distributed pro rata by the Old Fund to the holders of its shares in complete liquidation of the Old Fund, and (b) the assumption by the New Fund of all of the liabilities of the Old Fund (the “Reorganization”).

2.	To consider and act upon any other business that may properly come before the meeting and any adjournments thereof.

Only shareholders of record of the Old Fund at the close of business on October 15, 2013 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

Proxy Statement	1

A copy of the Old Fund’s most recent annual report, including financial statements and schedules, is available at no charge by sending a written request to the Old Fund, 615 East Michigan Street, Milwaukee, Wisconsin 53202 or by calling 866-209-1964.

Important Notice Regarding the Internet Availability of Proxy Materials for the Special Meeting of Shareholders to be held on December 2, 2013: This proxy statement is available on the Internet at https://www.okapivote.com/TheTebergFund.

Proxy Statement	2

QUESTIONS AND ANSWERS

WHAT IS THE PURPOSE OF THE REORGANIZATION?

The primary purpose of the Reorganization is to move the Old Fund from Advisors Series Trust (“AST”) to Northern Lights Fund Trust III (“NLFT III”). As a series of AST, the Old Fund retains various service providers who provide an array of services to all series of AST. These services include custody, administration, accounting, transfer agency, distribution and compliance (“Third Party Service Arrangements”). First Associated Investment Advisors, Inc., the investment advisor to the Old Fund (“FAIA” or the “Advisor”), has determined that the Old Fund could benefit from the services currently provided to series of NLFT III and, therefore, has recommended that the Old Fund be reconstituted as a series of NLFT III.

The Advisor will continue to serve as investment advisor for the New Fund and the persons responsible for the day-to-day management of the Fund will not change. The Reorganization is expected to be a tax-free reorganization for federal income tax purposes and therefore no gain or loss should be recognized by the Old Fund or its shareholders as a result of the Reorganization.

Currently, Third Party Service Arrangements are provided to AST by U.S. Bank N.A. (custody), U.S. Bancorp Fund Services, LLC (administration, fund accounting and transfer agency), and Quasar Distributors, LLC (distribution). Third Party Service Arrangements are provided to NLFT III by U.S. Bank N.A. (custody), Gemini Fund Services, LLC (administration, fund accounting and transfer agency), and Northern Lights Distributors, LLC (distribution).  In addition to changes in these Third Party Service Arrangements, the New Fund will be overseen by a different Board of Trustees.  Please note that the change in transfer agency servicing arrangements will not take place until on or about January 25, 2014, though all other Third Party Servicing Arrangements will change on or about the closing date, December 13, 2013.  No sales loads, commissions or other transactional fees will be imposed on shareholders in connection with the Reorganization.

The Advisor to the Old Fund recommends that the Old Fund be reorganized as a series of NLFT III.

HOW WILL THE REORGANIZATION WORK?

The Reorganization will involve three steps:

•
the transfer of all of the assets and liabilities of the Old Fund to the New Fund in exchange for the number of full and fractional shares of the New Fund equal to the number of full and fractional shares of the Old Fund then outstanding;

•	the pro rata distribution of shares of the New Fund to shareholders of record of the Old Fund as of the effective date of the Reorganization in full redemption of all shares of the Old Fund; and
•	the complete liquidation and termination of the Old Fund.

The total value of the New Fund shares that you receive in the Reorganization will be the same as the total value and class of the shares of the Old Fund that you held immediately before the Reorganization. First Associated Investment Advisors, Inc. currently acts as the investment advisor to the Old Fund, and will continue to act as the investment advisor to the New Fund. The day-to-day investment management of the portfolio of the New Fund will be provided by the same portfolio manager that currently manages the Old Fund.

Proxy Statement	3

HOW WILL APPROVAL OF THE REORGANIZATION AFFECT THE OPERATION OF THE OLD FUND?

Approval of the Reorganization will not affect the Old Fund’s investment objective, principal investment strategies, and/or associated risks. In fact, the New Fund’s investment objective, principal investment strategies and associated risks are substantially similar to those of the Old Fund.  The current Advisor to the Old Fund will continue to act as the Advisor to the New Fund. The day-to-day investment management of the portfolio of the New Fund will be provided by the same portfolio manager that currently manages the Old Fund.  Further, it is anticipated that the net expenses of the Old Fund upon closing of the Reorganization will be the same as the current net expenses of the Old Fund. The Advisor has contractually agreed to waive its fees and/or absorb expenses of the New Fund to ensure that Net Annual Fund Operating Expenses (exclusive of any taxes, short selling expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation) for the New Fund does not exceed 1.75% of the New Fund’s average net assets (the “Expense Cap”). The Advisor has agreed to maintain the Expense Cap through at least December 31, 2015.

The management fee rate pursuant to the New Fund’s investment advisory agreement will be lower than the current management fee rate under the Old Fund’s existing investment advisory agreement.  Unlike the Old Fund, the New Fund will not waive annual Rule 12b-1 fees.  As a result, total Fund operating expenses for the New Fund, after fee waivers, is expected to be the same as the Old Fund.

The Reorganization will affect other services currently provided to the Old Fund. Currently, Third Party Service Arrangements are provided to AST by U.S. Bank N.A. (custody), U.S. Bancorp Fund Services, LLC (administration, fund accounting and transfer agency), and Quasar Distributors, LLC (distribution).  Third Party Service Arrangements will be  provided to the New Fund by U.S. Bank N.A. (custody), Gemini Fund Services, LLC (administration, fund accounting and transfer agency), and Northern Lights Distributors, LLC (distribution).  In addition to changes in these Third Party Service Arrangements, the New Fund will be overseen by a different Board of Trustees.

WHO IS PAYING THE EXPENSES RELATED TO THE SPECIAL MEETING AND THE REORGANIZATION?

The Advisor will pay all costs relating to the Reorganization, including the costs relating to the Special Meeting and the Proxy Statement.  This cost is estimated to be $65,000.

IS ADDITIONAL INFORMATION ABOUT THE OLD FUND AVAILABLE?

Yes, additional information about the Old Fund is available in the:

•	Prospectus for the Old Fund and for the New Fund;
•	Annual and Semi-Annual Reports to Shareholders of the Old Fund; and
•	Statement of Additional Information (“SAI”) for the Old Fund.

These documents are on file with the U.S. Securities and Exchange Commission (the “SEC”).

Copies of all of these documents are available upon request without charge by writing to or calling:

Northern Lights Fund Trust III	Advisors Series Trust
17605 Wright Street	615 East Michigan Street
Omaha NE 68130	Milwaukee, Wisconsin 53202
402-493-4603	866-209-1964

Proxy Statement	4

You also may view or obtain these documents from the SEC:

In Person: At the SEC’s Public Reference Room in Washington, D.C.

By Phone: 202-551-8090

By Mail:	Public Reference Room
U.S. Securities and Exchange Commission
100 F Street, NE
Washington, D.C. 20002
(duplicating fee required)

By Email:	publicinfo@sec.gov
(duplicating fee required)

By Internet:	www.sec.gov
(‘Northern Lights Fund Trust III’ for information on the New Fund)
(‘Advisors Series Trust’ for information on the Old Fund)

HOW DOES THE BOARD SUGGEST THAT I VOTE?

After careful consideration, AST’s Board of Trustees recommends that you vote “FOR” the proposals. Please see the proposals for a discussion of the AST Board’s considerations in making its recommendations.

WILL MY VOTE MAKE A DIFFERENCE?

Yes. Your vote is needed to ensure that the proposals can be acted upon. We encourage all shareholders to participate in the governance of the Old Fund. Additionally, your immediate response on the enclosed proxy card will help save the costs of any further solicitations.

HOW DO I PLACE MY VOTE?

You may provide AST with your vote via mail or in person. You may use the enclosed postage-paid envelope to mail your proxy card. Alternatively, you may vote by calling the toll-free number printed on your proxy ballot, or via the Internet at the website address printed on your proxy ballot.

WHOM DO I CALL IF I HAVE QUESTIONS?

We will be happy to answer your questions about this proxy solicitation.  Please call shareholder services at 866-209-1964 between 8:00 a.m. and 7:00 p.m. Central Time, Monday through Friday.

Proxy Statement	5

OVERVIEW

At a meeting held June 27-28, 2013, the Board of Trustees, including a majority of the Trustees who are not “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of AST (the “Independent Trustees”), considered and unanimously approved a form of Agreement and Plan of Reorganization, a copy of the form of which is attached to this Proxy Statement as Appendix A (the “Plan of Reorganization”).  Under the Plan of Reorganization, the Old Fund, currently a series of AST, will assign all of its assets to the New Fund, a newly organized series of Northern Lights Funds Trust III (“NLFT III”) in exchange solely for (1) the number of New Fund shares equivalent in value to shares of the Old Fund outstanding immediately prior to the Closing Date (as defined below), and (2) the New Fund’s assumption of all of the Old Fund’s liabilities, followed by a distribution of those shares to Old Fund shareholders so that the Old Fund shareholders would receive shares of the New Fund equivalent in value to the Old Fund shares held by such shareholder on the closing date of the transaction, which is currently set to be on or about December 13, 2013 (the “Closing Date”).  Both the Old Fund and New Fund are sometimes referred to as a “Fund.”  Like AST, NLFT III is an open-end investment company registered with the SEC.

If the Plan of Reorganization is approved by the Old Fund’s shareholders, they will become shareholders of the New Fund.  The New Fund’s investment objective and principal investment strategies are substantially similar to those of the Old Fund.  In addition, the current investment advisor to the Old Fund, First Associated Investment Advisors, Inc. (“FAIA” or the “Advisor”), will continue to serve as the investment advisor to the New Fund.

However, there are some differences between the Funds.  Two of the New Fund’s investment limitations differ from those of the Old Fund.  However, these differences are not material and are intended to harmonize the fundamental limitations amongst all of the existing funds in NLFT III.  The changes will have no impact on the day-to-day management of the New Fund.  The differences in the investment restrictions between the Old Fund and the New Fund are set forth under “Comparison of the Investment Limitations of the Funds” on page 9 of this Proxy Statement.  The New Fund will employ a different administrator, transfer agent and distributor (“Third Party Service Arrangements”) than the administrator, transfer agent and distributor utilized by the Old Fund.  In addition, none of the members of the Board serve on the Board of Trustees of NLFT III.

BOARD CONSIDERATIONS

The Advisor has recommended that the Board consider and approve the Reorganization. The Advisor’s recommendation follows discussions with the Board as to the future prospects for the Old Fund within AST.  After consideration of a number of alternatives, including the possible liquidation of the Old Fund, the Advisor has indicated that its ability to support and enhance the prospects for future success of the Old Fund will be served best through the transfer of the Old Fund to NLFT III and the New Fund.

In particular, the Board has discussed with the Advisor its concerns over the Old Fund’s performance and its expense ratio. These concerns have led to the Board to examine with the Advisor its plans to achieve improved performance. These concerns have also led the Board to insist on the imposition of an expense cap of 1.75% (as described in more detail in the fee table below) on the Old Fund’s Net Annual Operating Expenses, which would be maintained by the Advisor’s waiver of all or part of its advisory fee and/or its assumption of fund expenses.  After numerous discussions, the Board has determined that it would likely be unable to renew the Advisor’s advisory agreement with the Old Fund after the expiration of its current term at the end of 2013. As a result, the Board has advised the Advisor to consider other alternatives, such as the possible liquidation of the Old Fund or the reorganization of the Old Fund into another investment company where the Advisor might continue its efforts to improve performance.

Proxy Statement	6

In considering these alternatives, the Advisor discussed with the Board the fact that most of the shareholders in the Old Fund were long standing clients of the Advisor. The Advisor stated its belief that these clients have likely remained invested with the Old Fund despite its recent performance because of their faith in the Advisor and its investment process. The Advisor indicated that the Reorganization would provide shareholders with the opportunity to reconsider whether they wished to remain invested with the Advisor as part of the New Fund or to redeem their shares without the imposition of any sales charge. The Advisor considered this alternative to be preferable to a liquidation of the Old Fund, as liquidation would not enable shareholders to remain invested in the New Fund if they wished to do so.

In considering these alternative, the Board noted that the Reorganization would not in any way be detrimental to the current shareholders of the Old Fund, and would not result in any dilution of their interests in the Old Fund, and that shareholders that did not wish to become part of NLFT III could redeem their shares from the Old Fund prior to the Reorganization without the imposition of any redemption fee.  The Board also considered that the Reorganization had the benefit of being a tax-free reorganization, whereas liquidation would be a taxable event for all shareholders, so that the Reorganization offered shareholders who wished to retain their investments with the Advisor with a tax advantaged means to do so. In addition, the Board considered that the New Fund was designed to be a newly-created “clone” of the Old Fund, with substantially similar investment objectives, strategies and risks and that they will continue to be managed by the Advisor and by the same portfolio managers. Further, the Board considered that the Advisor has undertaken that it will put in place an expense limitation agreement with the New Fund whereby the Advisor will agree, through at least December 31, 2015, to waive its fees or reimburse the New Fund for all expenses to the extent necessary to limit the New Fund’s operating expenses at the same level as the Old Fund (the “Expense Cap”). The Board also considered that the Advisor has agreed to assume all of the expenses associated with the Reorganization. The Board further noted that following the Reorganization, the Advisor would no longer be entitled to recoup any expenses paid or advisory fees waived prior to the Reorganization, which would result in a direct benefit to Old Fund shareholders.

The Board also considered that the proposed Reorganization provided certain benefits to the Advisor. These benefits included providing the Advisor with a better opportunity to retain its assets under management than a liquidation of the Fund.

After consideration of these and other factors it deemed appropriate, the Board of Trustees of AST, including the Independent Trustees, approved the Plan of Reorganization and has recommended such Plan to shareholders for their approval.  In approving the Reorganization, the Trustees of AST determined that the proposed Reorganization would be in the best interests of the Old Fund and its shareholders, and that the interest of the Old Fund’s shareholders would not be diluted as a result of the Reorganization.

The Board now submits to shareholders of the Old Fund a proposal to approve the Reorganization.  If shareholders approve the Proposal, the Trustees and officers of AST will execute and implement the Plan of Reorganization.  If approved, the Reorganization is expected to take effect on or about the close of business  on the Closing Date, although that date may be adjusted in accordance with the Plan of Reorganization.  Following the Reorganization, the Old Fund will be dissolved.

COMPARISON OF THE OBJECTIVES, STRATEGIES AND RISKS OF THE FUNDS

The Old Fund is a series of AST, a Delaware statutory trust, and the New Fund is a series of NLFT III, a Delaware statutory trust.  The New Fund has been created as a shell series of NLFT III solely for the purpose of the proposed Reorganization.  The New Fund has an investment objective and principal investment strategies and risks that are substantially similar to those of the Old Fund.  There are no material differences between the investment objective and principal investment strategies and risks of the Old Fund and the New Fund.  Set forth below are the investment objective, principal investment strategy and principal risks of the Old Fund.

Proxy Statement	7

Investment Objective

The investment objective of the Fund is to seek to maximize total return (capital appreciation plus income).

Principal Investment Strategies

To achieve the Fund’s investment objective, the Advisor invests the Fund’s assets primarily in shares of any number of other no-load and load-waived mutual funds, which may include exchange-traded funds (“ETFs”), sometimes referred to as “Underlying Funds.” The Underlying Funds pursue their own investment objectives by investing in particular types of securities (e.g., equity or debt), emphasizing a particular investment style (e.g., value or growth), or emphasizing certain industries or sectors.  Some of the Underlying Funds invest in the stocks of small, medium and large capitalization domestic or international companies while others invest in fixed-income securities of varying maturities (e.g., short-term, intermediate or long-term) and credit qualities (e.g., investment grade or lower than investment grade), including government and corporate bonds, as well as high-yield securities or “junk bonds.”  Over time, the Fund’s asset mix is likely to consist of a combination of equity, fixed-income, or money market funds; however, the Fund reserves the right to invest all of its assets in any one of these asset classes depending upon market conditions and to actively trade in Underlying Funds.  Additionally, the Fund may commit up to 80% of its net assets at any given time to Underlying Funds that invest in high-yield or “junk bond” securities.

The Advisor is responsible for constructing and maintaining the allocation of the Fund’s assets in a timely combination of Underlying Funds that maximizes the Fund’s total return.  The Advisor uses a “top down” approach to actively selecting Underlying Funds that begins with an analysis of the general economic outlook.  The next step is to analyze historical market patterns with the goal of determining which categories and sectors are likely to perform well in certain economic conditions.  Next, the Advisor analyzes the historical returns of a broad universe of mutual funds and selects those that exhibit the potential for superior growth based on factors including, but not limited to, their exposure to risk, historical performance, downside records, and competitive position.

To determine when to sell Underlying Funds, the Advisor analyzes how the general economic outlook could impact certain categories and sectors based on historical market patterns.  The Advisor continuously monitors the pricing of each Underlying Fund to identify if it is performing as anticipated with the goal of selling an Underlying Fund when it appears to have reached its expected growth potential.  The Advisor may sell an Underlying Fund prior to reaching this growth level if the economic outlook changes or it appears that the Underlying Fund is not reacting to current conditions as it has to similar periods in the past.

Because the Fund is a “fund of funds,” you will indirectly bear your proportionate share of any fees and expenses charged by the Underlying Funds in which the Fund invests in addition to the expenses of the Fund.  Actual Underlying Fund expenses are expected to vary with changes in the allocation of the Fund’s assets among various Underlying Funds.

In addition to the Underlying Funds, the Fund will also invest in cash or cash equivalents, such as money market mutual funds.  In certain market conditions, the Advisor may determine that it is appropriate for the Fund to hold a substantial cash position of up to 100% of its total assets for an extended period of time.  The Fund expects that it may maintain substantial cash positions when the Advisor determines that such cash investments, given the risks the Advisor believes to be present in the market, are more likely to help the Fund achieve its investment objective than investment in additional Underlying Funds.

Principal Investment Risks

Many factors affect performance and the Fund cannot guarantee that it will achieve its investment objective. When you redeem your shares of the Fund, the shares could be worth more or less than what you paid for them. As a result, an investor could lose money on an investment in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Fund is subject to the following principal risks:

Proxy Statement	8

•
Management Risk. The risk that investment strategies employed by the Advisor in selecting the Underlying Funds and those used by the Underlying Funds in selecting investments may not result in an increase in the value of your investment equal to other investments or may cause your investment to lose value.

•
Stock Market Risk.  The value of the Fund’s shares will fluctuate based on the performance of the Underlying Funds of which the Fund owns shares and other factors affecting the securities markets generally.

•
Bond Market Risk.  These risks apply to the extent the Underlying Funds hold fixed-income securities.  Interest rate risk is the risk that interest rates may go up resulting in a decrease in the value of the securities held by the Underlying Funds.  Credit risk is the risk that an issuer will not make timely payments of principal and interest.

•
High-Yield Securities Risk.  The fixed-income securities held by Underlying Funds that are rated below investment grade (i.e., “junk bonds”) are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on public perception of the issuer.

•
Small and Medium Capitalization Companies Risk.  Securities of smaller companies in which the Underlying Funds may invest involve greater risk than securities of larger companies because they can be subject to more abrupt or erratic share price changes than securities of larger, more established companies.

•
Industry or Sector Emphasis Risk.  To the extent that an Underlying Fund invests a substantial portion of its portfolio in a particular industry or sector, such Underlying Fund’s shares may be more volatile and fluctuate more than shares of an Underlying Fund investing in a broader range of securities.

•
Underlying Funds Expense Risk. The Underlying Funds, which may include ETFs, are either open-end or closed-end investment companies.  ETFs are investment companies that are bought and sold on a national securities exchange.  All Underlying Funds have management fees that are part of their costs. To the extent that the Fund invests in Underlying Funds, there will be some duplication of expenses because the Fund would bear its pro rata portion of such funds’ management fees and operational expenses.

•
Cash Position Risk.  If the Fund invests a substantial portion of its assets in money market instruments for extended periods of time, including while the Fund is investing for temporary defensive purposes, it could reduce the Fund’s potential return and prevent the Fund from achieving its investment objective, as the limited returns of cash or money market instruments may lag other investments in a strong market.

•
Portfolio Turnover Risk.  A high portfolio turnover rate (100% or more) has the potential to result in the realization by the Fund and distribution to shareholders of a greater amount of capital gains than if the Fund had a low portfolio turnover rate.  This may mean that you would be likely to have a higher tax liability.  Distributions to shareholders of short-term capital gains are taxed as ordinary income under federal tax laws.  When purchasing Fund securities through a broker, high portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund.

COMPARISON OF THE INVESTMENT LIMITATIONS OF THE FUNDS

The Old Fund and New Fund have adopted mostly identical fundamental investment limitations, which cannot be changed by AST or NLFT III without shareholder approval, and non-fundamental investment limitations.  However, the Old Fund’s fundamental policy on concentration is different than the New Fund’s fundamental policy, although it is identical to the Old Fund’s non-fundamental policy on concentration.  Therefore, this distinction will not result in any difference in the way the Fund will be managed.

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The Old Fund’s fundamental policy on investments in other investment companies is becoming a non-fundamental policy of the New Fund to harmonize the non-fundamental limitations among all of the funds in NLFT III.  The differences in fundamental and non-fundamental investment limitations are not expected to have an impact on the day-to-day management or risks of the New Fund.

The differences in the investment limitations between the Old Fund and the New Fund are set forth below.

Limitation	Old Fund (series of AST)	New Fund (series of NLFT III)	Differences
Fundamental
1. Concentration
The Fund may not concentrate its investments in any one industry or sector if, as a result, more than 80% of the Fund’s total assets will be invested in such industry or sector.  This restriction, however, does not limit the Fund from investing in obligations issued or guaranteed by the U.S. Government, or its agencies or instrumentalities.

The Fund may not invest more than 25% of its total assets in the securities of any specific industry (other than investment companies).  This restriction, however, does not limit the Fund from investing in obligations issued or guaranteed by the U.S. Government, or its agencies or instrumentalities.

This was a non-fundamental policy of the Old Fund.
2. Investments in Other Investment Companies	The Fund may not invest in other investment companies except as permitted by the 1940 Act, as amended.	No fundamental policy.	This is a non-fundamental policy of the New Fund.
Non-Fundamental
1. Concentration
The Fund may not invest more than 25% of its total assets in the securities of any specific industry (other than investment companies).  This restriction, however, does not limit the Fund from investing in obligations issued or guaranteed by the U.S. Government, or its agencies or instrumentalities.

		No non-fundamental policy.	This is a fundamental policy of the New Fund.
2. Investments in Other Investment Companies	No non-fundamental policy.	The Fund may not invest in securities of other investment companies except as permitted under the 1940 Act.	This was a fundamental policy of the Old Fund.

COMPARISON OF CURRENT AND PRO FORMA FEES AND EXPENSES

The Reorganization is not expected to result overall in an increase in shareholder fees and annual fund operating expenses. Indeed, the fee rates to be charged by the various service providers to the New Fund are commensurate with the fee rates charged to the Old Fund.  The Advisor has agreed to maintain the current Expense Cap on net operating expenses for the New Fund through at least December 31, 2015.  More detailed information about the annual fund operating expenses for the New Fund is set forth in the Prospectus of the New Fund.

The comparative fee tables on the following pages are intended to help you understand the various costs and expenses you will pay as a shareholder in the Funds.  The examples are intended to help you compare the costs of investing in the New Fund with the cost of investing in the Old Fund and other mutual funds.  These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares.  A broker-dealer or financial institution maintaining the account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

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The pro forma shareholder fees and operating expenses show the anticipated effects, if any, of the Reorganization on both shareholder fees and operating expenses.  The “current” Total Annual Fund Operating Expense Tables and Examples shown in the tables are based on current actual expenses incurred by the Old Fund as of March 31, 2013.  The “pro forma” Total Annual Fund Operating Expense Tables and Examples shown in the tables are based on the projected expenses the New Fund are expected to incur going forward.

SHAREHOLDER FEES (fees paid directly from your investment)	Current (Old Fund)	Pro Forma (New Fund)
Maximum Sales Charge (Load) Imposed on Purchases	NONE	NONE
Maximum Deferred Sales Charge (Load)	NONE	NONE
Redemption Fee (as a percentage of amount redeemed)	NONE	NONE
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.50%	1.25%
Distribution (Rule 12b-1) Fees	0.00% (1)	0.25%
Other Expenses	0.61%	0.61%
Acquired Fund Fees and Expenses	0.66%	0.66%
Total Annual Fund Operating Expenses(2)	2.77%	2.77%
Fee Waiver	(0.36)% (3)	(0.36)% (4)
Net Annual Fund Operating Expenses	2.41%	2.41%

(1) While the Old Fund has adopted a Rule 12b-1 Distribution Plan which authorizes the payment of up to 0.25% of the Fund’s average daily net assets for distribution and servicing activities, the Old Fund has determined not to pay any Rule 12b-1 fees through at least July 28, 2014.

(2) The Total Annual Fund Operating Expenses for the Fund do not correlate to the Ratio of Expenses to Average Net Assets Before Expense Waiver provided in the Financial Highlights section of the statutory prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses (“AFFE”).

(3) The Advisor has contractually agreed to waive all or a portion of its management fees and pay expenses of the Old Fund to ensure that Net Annual Fund Operating Expenses (excluding any front-end or contingent deferred loads, AFFE, leverage interest, taxes, brokerage commissions, expenses incurred in connection with any merger or reorganizations, or extraordinary expenses such as litigation) do not exceed 1.75% of the Old Fund’s average daily net assets (the “Expense Cap”).  The Expense Cap is indefinite but will remain in effect through at least July 28, 2014, and may be terminated only by the Trust’s Board of Trustees.  The Advisor may request recoupment of previously waived fees and paid expenses from the Old Fund for three years from the date they were waived or paid, subject to the Expense Cap.  Additionally, the Advisor has contractually agreed to reduce its management fee in the amount of any Rule 12b-1 fees received from transactions involving the Old Fund.  The Advisor will pay to the Old Fund the amount of any such Rule 12b-1 fees and for the fiscal year ended March 31, 2013, this amounted to 0.02%.

(4) The Advisor has contractually agreed to waive all or a portion of its management fees and pay expenses of the New Fund to ensure that Net Annual Fund Operating Expenses (exclusive of any taxes, short selling expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation) do not exceed 1.75% of the New Fund’s average daily net assets (the “Expense Cap”).  The Expense Cap will remain in effect through at least December 31, 2015, and may be terminated only by the Trust’s Board of Trustees.  The Advisor may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, subject to the Expense Cap.

Example

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in each of the Old Fund and the New Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Cap only in the first year for the Funds).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year		3 Years		5 Years		10 Years
Current (Old Fund)	Pro Forma (New Fund)	Current (Old Fund)	Pro Forma (New Fund)	Current (Old Fund)	Pro Forma (New Fund)	Current (Old Fund)	Pro Forma (New Fund)
$244	$244	$825	$825	$1,433	$1,433	$3,073	$3,073

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PERFORMANCE INFORMATION

The information in this section shows you how the Old Fund has performed and illustrates the variability of the Fund’s returns over time.  The bar charts depict the Old Fund’s annual total return since inception of the Fund.  The tables below provide the average annual total return information for the Fund, and include both before- and after-tax returns.  The Fund’s average annual returns since inception of the Fund are compared to the performance of an appropriate broad-based index.

The New Fund has not yet commenced operations and therefore has no performance history.  However, if the Reorganization is approved by shareholders, the New Fund will acquire all of the assets, and assume all of the liabilities, of the Old Fund and will adopt the financial statements and performance history of the Old Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local, or foreign taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  The performance will vary from the after-tax returns show below as a result of Rule 12b-1 fees and expenses.  In addition, after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or individual retirement accounts.

Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Old Fund’s year-to-date return as of June 30, 2013, was 2.53%.  During the period of time displayed in the bar chart, the Old Fund’s highest quarterly return was 19.24% for the quarter ended June 30, 2009, and the Old Fund’s lowest quarterly return was -15.42% for the quarter ended December 31, 2008.

Average Annual Total Returns
(For the periods ended December 31, 2012)

The Teberg Fund	One Year	Five Years	Ten Years	Since Inception (4/01/2002)
Return Before Taxes	4.43%	2.00%	4.99%	4.23%
Return After Taxes on Distributions	3.81%	1.18%	4.01%	3.32%
Return After Taxes on Distributions and Sale of Fund Shares	2.95%	1.47%	3.96%	3.32%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	16.00%	1.66%	7.10%	4.12%
Dow Jones Industrial Average (reflects no deduction for fees, expenses, or taxes)	10.24%	2.62%	7.32%	4.82%

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After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).  The Return After Taxes on Distributions and Sale of Fund Shares is higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

COMPARISON OF SHAREHOLDER SERVICES

Purchase and Redemption Procedures

The New Fund will offer substantially similar shareholder purchase and redemption services as the Old Fund, including telephone purchases and redemptions.  However, different third party service providers will process these transactions and provide these services.  Shares of the New Fund may be purchased and redeemed at the net asset value of the shares next calculated plus any applicable sales charge (or minus any applicable sales charge or redemption/exchange fee in the case of redemptions or exchanges) after the transfer agent receives your request in proper form.

You may purchase shares of the New Fund by sending a completed application form to the applicable address below.  You may also redeem all or any portion of the shares credited to your account in the New Fund by submitting a written request for redemption to the applicable address below.

Regular Mail The Teberg Fund c/o Gemini Fund Services, LLC PO Box 541150 Omaha, Nebraska 68154	Express/Overnight Mail The Teberg Fund c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, Nebraska 68130

The New Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares.  Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased.  After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address.  Make all checks payable to “The Teberg Fund.”  The New Fund will not accept payment in cash, including cashier’s checks or money orders.  Also, to prevent check fraud, the New Fund will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Minimum Initial and Subsequent Investment Amounts

You can open an account and add to your account in the Fund by contacting your financial intermediary or by mailing a check or wiring money into your account.  The New Fund offers identical account minimums and automatic investment plan as the Old Fund.

Redemptions

You may redeem any or all of your shares in the Old Fund or, after the Reorganization, the New Fund by writing or telephoning the Old Fund or New Fund, as well as by participating in the Fund’s systematic withdrawal plan.  Under the systematic withdrawal plan, you may redeem a specified amount of money from your account each month, quarter or year.  These payments are sent from your account to a designated bank account by ACH payment or by check to the account address on file.  In order to participate in the systematic withdrawal plan, your account balance must be at least $10,000, and systematic withdrawals must be for at least $100.

Dividends and other Distributions

The New Fund will have the same dividend and distribution policy as the Old Fund.  Shareholders who have elected to have dividends and capital gain distributions reinvested in the Old Fund’s shares will continue to have dividends and capital gain distributions gains reinvested in the New Fund’s shares following the Reorganization.

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Fiscal Year

The Old Fund currently operates on a fiscal year ending March 31.  Following the Reorganization, the New Fund will assume the financial history of the corresponding Old Fund and will operate on a fiscal year ending March 31 of each year.

Legal Structures

As a technical matter of law, AST and NLFT III are organized under a Delaware statute.  Many mutual funds in the United States use this form of organization.  The Old Fund and the New Fund are also subject to federal regulation.  Further information about AST’s and NLFT III’s current trust structure is contained in the Fund’s prospectus and Statement of Additional Information, as well as in AST’s and NLFT III’s respective governing instruments and in Delaware law.

COMPARISON OF VALUATION PROCEDURES

Generally, the procedures by which NLFT III intends to value the securities of the New Fund is substantially similar to the procedures used by AST to value the securities of the Old Fund.  In all cases where a price is not readily available and no other means are available for determining a price, both NLFT III and AST turn to their fair value procedures for guidance.  Applying NLFT III’s valuation policies after the Reorganization to the New Fund is not expected to result in material differences in the New Fund’s net asset values compared to applying AST’s valuation policies to the Old Fund prior to the Reorganization.

MANAGEMENT

Investment Advisor

First Associated Investment Advisors, Inc., subject to the general supervision of the Board, is the investment advisor to the Old Fund and will be the investment advisor to the New Fund and is responsible for the day-to-day management of the Fund in accordance with the Fund’s objectives and policies.  This includes making investment decisions, as well as buying and selling securities.  The Advisor is an SEC-registered investment advisor and is located at 5161 Miller Trunk Highway, Duluth, Minnesota 55811.  The Advisor has provided investment management services for individuals and institutional clients since 1988.

The Advisor is ultimately responsible for the investment performance of the Fund because it allocates the Fund’s assets among the various mutual funds in which it invests and monitors the Fund for any necessary re-balancing or reallocation.

For its services, the Advisor is entitled to an annual management fee of 1.50% of the Old Fund’s average daily net assets.  In addition, effective December 20, 2012, the Advisor has entered into an Operating Expenses Limitation Agreement in which it has agreed to keep the Old Fund’s expenses (excluding any front-end or contingent deferred loads, AFFE, leverage interest, taxes, brokerage commissions, expenses incurred in connection with any merger or reorganizations, or extraordinary expenses such as litigation)to 1.75% of the Old Fund’s average daily net assets.  Prior to December 20, 2012, the contractual expense limitation was 2.50%. The term of the Old Fund’s Operating Expenses Limitation Agreement is indefinite but will remain in effect through at least July 28, 2014 and it can only be terminated upon a vote of the Fund’s Board of Trustees. Under the Operating Expenses Limitation Agreement, the Advisor may recoup reduced management fees or Old Fund expenses paid for a three-year period under specified conditions.  The Old Fund must pay its current ordinary operating expenses before the Advisor is entitled to any recoupment of management fees and/or expenses.  If the Reorganization is approved, this provision will expire.  For the fiscal year ended March 31, 2013, the Advisor received management fees of 1.39% of the Old Fund’s average daily net assets, net of contractual waivers.  The Advisor has agreed to maintain this same level of Expense cap in the New Fund through at least December 31, 2015.  In addition, the Advisor has contractually agreed to reduce its management fee in the Old Fund by the amount of any Rule 12b-1 fees received from its associated broker-dealer from transactions involving the Old Fund.  The Advisor does not retain a right to recoup any reduction in the management fee with respect to the Rule 12b-1 fee reduction.

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Pursuant to an advisory agreement between the New Fund and the Advisor, the Advisor is entitled to receive, on a monthly basis, an annual advisory fee equal to 1.25% of the New Fund’s average daily net assets.  The Advisor has contractually agreed to waive management fees and to make payments to limit New Fund expenses, until December 31, 2015 so that the Net  Annual Fund Operating Expenses (exclusive of any taxes, short selling expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies in which the New Fund may invest, or extraordinary expenses such as litigation) of the New Fund do not exceed 1.75% of the New Fund’s average daily net assets.  These fee waivers and expense reimbursements are subject to possible recoupment from the New Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  This agreement may be terminated only by the New Fund’s Board of Trustees, on 60 days’ written notice to the Advisor.

Portfolio Management Team

The portfolio managers of the Old Fund will remain the same and will continue serving as such to the New Fund.  For more detailed information about each Fund’s portfolio managers, including their principal occupation for the past five years, compensation information and other accounts managed, see the Prospectus and Statement of Additional Information of the Fund.

Investment Advisory Agreement of the New Fund

FAIA will provide continuity of management to the New Fund as FAIA is proposed to serve as the investment advisor to the New Fund.  The management fee rate pursuant to the New Fund’s investment advisory agreement will be lower than the current fee rate under the Old Fund’s existing agreement as summarized above.

Distribution and Service (Rule 12b-1) Fee Comparison

NLFT III will adopt Distribution and Shareholder Servicing Plans pursuant to Rule 12b-1 under the 1940 Act for the New Fund that are substantially similar to the Distribution and Shareholder Servicing Plans currently in effect with respect to the Old Fund.  While the Old Fund has adopted a Rule 12b-1 Distribution Plan, which authorizes the payment of up to 0.25% of the Fund’s average daily net assets for distribution and servicing activities, the Fund has determined not to pay any Rule 12b-1 fees through at least July 28, 2014.

Pursuant the New Fund’s Rule 12b-1 Distribution Plan, the New Fund pays the Fund’s distributor and other entities a fee at the annual rate of 0.25% of the Fund’s average daily net assets for distribution and shareholder servicing expenses.

COMPARISON OF OTHER PRINCIPAL SERVICE PROVIDERS

The following is a list of principal service providers for the Old Fund and the New Fund:

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Service Providers
Service	Old Fund	New Fund
Distributor	Quasar Distributors, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202	Northern Lights Distributors, LLC 17605 Wright Street Omaha, NE 68130
Custodian	U.S. Bank N.A. Custody Operations 1555 North River Center Drive, Suite 302 Milwaukee, Wisconsin 53212	U.S. Bank N.A. Custody Operations 1555 North River Center Drive, Suite 302 Milwaukee, Wisconsin 53212
Transfer Agent, Fund Accountant and Administrator	U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202	Gemini Fund Services, LLC 17605 Wright Street Omaha, NE 68130
Compliance Services	U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202	Northern Lights Compliance Services, LLC
Independent Auditors	Tait, Weller & Baker LLP 1818 Market Street, Suite 2400 Philadelphia, Pennsylvania 19103	Tait, Weller & Baker LLP 1818 Market Street, Suite 2400 Philadelphia, Pennsylvania 19103
Legal Counsel	Paul Hastings LLP 75 East 55th Street New York, New York 10022	Thompson Hine LLP 41 S. High Street, Suite 1700 Columbus, OH 43215

SUMMARY OF THE AGREEMENT AND PLAN OF REORGANIZATION

Below is a summary of the important terms of the Plan of Reorganization.  This summary is qualified in its entirety by reference to the Plan of Reorganization itself, the form of which is set forth in Appendix A to this Proxy Statement, and which you are encouraged to read in its entirety.

Shareholders of the Old Fund are being asked to approve an Agreement and Plan of Reorganization (the “Plan of Reorganization”), pursuant to which the New Fund will acquire all of the assets and assume all of the liabilities of the Old Fund in exchange for shares of the New Fund.

The Plan of Reorganization provides that the number of full and fractional shares to be issued by the New Fund in connection with the Reorganization will be the same as the number of shares owned by the Old Fund shareholders on the Closing Date.  The Plan of Reorganization also provides that the net asset value of shares of the New Fund will be the same as the net asset value of shares of the Old Fund. The value of the assets to be transferred by the Old Fund will be determined using the valuation procedures used by the Old Fund in determining its daily net asset value. The parties to the Plan of Reorganization have agreed to use commercially reasonable efforts to resolve, prior to the Closing Date, any material pricing differences for prices of portfolio securities that might arise from use of the Old Fund’s valuation procedures. The valuation will be calculated at the time of day the Old Fund ordinarily calculates its net asset values (normally the close of regular trading on the New York Stock Exchange) and will take place simultaneously with the closing of the Reorganization.

The Old Fund will distribute the New Fund shares it receives in the Reorganization to its shareholders. Shareholders of record of the Old Fund will be credited with shares of the New Fund having an aggregate value equal to the Old Fund shares that the shareholders hold of record on the Closing Date. At that time, the Old Fund will redeem and cancel its outstanding shares and will liquidate as soon as is reasonably practicable after the Reorganization.

The Plan of Reorganization may be terminated by resolution of the Board of Trustees of AST or the Board of Trustees of NLFT III on behalf of the Old Fund or the New Fund, respectively, under certain circumstances.  Completion of the Reorganization is subject to numerous conditions set forth in the Plan of Reorganization. An important condition to closing is that the Old Fund receives a tax opinion to the effect that the Reorganization will qualify as a “reorganization” for U.S. federal income tax purposes, subject to certain qualifications. As such, the Reorganization will not be taxable for such purposes to the Old Fund, the New Fund or the Old Fund’s shareholders. Other material conditions include the receipt of legal opinions regarding the Old Fund and the New Fund and the Reorganization.  Lastly, the closing is conditioned upon both the Old Fund and the New Fund receiving the necessary documents to transfer assets and liabilities in exchange for shares of the New Fund.

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FEDERAL INCOME TAX CONSEQUENCES

As an unwaivable condition of the Reorganization, AST and NLFT III will receive an opinion of counsel to AST to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).  Therefore, provided the Reorganization so qualifies, the Old Fund, the New Fund, and the Old Fund’s shareholders will not recognize any gain or loss for federal income tax purposes as a result of the Reorganization.  In addition, the tax basis of, and the holding period for, the New Fund’s shares received by each shareholder of the Old Fund in the Reorganization will be the same as the tax basis of, and the holding period for, the Old Fund’s shares exchanged by such shareholder in the Reorganization (provided that, with respect to the holding period for the New Fund’s shares received, the Old Fund’s shares exchanged must have been held as capital assets by the shareholder).

The Old Fund believes that, since inception, it has qualified for treatment as a “regulated investment company” under the Code.  Accordingly, the Old Fund believes it has been, and expects to continue to be, relieved of any federal income tax liability on its taxable income and net gains distributed to its shareholders.  Note that because (1) for certain federal tax purposes, the New Fund will be treated just as the Old Fund would have been treated if there had been no Reorganization, with the result that, among other things, the Reorganization will not terminate the Old Fund’s taxable year and the part of its taxable year before the Reorganization will be included in the New Fund’s taxable year after the Reorganization, and (2) the New Fund will operate on a fiscal, and therefore taxable, year ending March 31 of each year, which is a continuation of the Old Fund’s taxable years ending March 31 of each year.

Provided that the Reorganization qualifies as a tax-free reorganization under Code Section 368(a), then for U.S. federal income tax purposes, generally:

•	The participating Old Fund will not recognize any gain or loss as a result of the Reorganization;

•	The Old Fund shareholder will not recognize any gain or loss as a result of the receipt of the New Fund’s shares in exchange for such shareholder’s Old Fund shares pursuant to the Reorganization;

•	The tax basis in and holding period for the Old Fund’s assets will be maintained when transferred to the New Fund; and

•
The Old Fund shareholder’s aggregate tax basis in the New Fund shares received pursuant to the Reorganization will equal such shareholder’s aggregate tax basis in the Old Fund shares held immediately before the Reorganization.

Although AST is not aware of any adverse state income tax consequences, it has not made any investigation as to those consequences for the shareholders.  Because each shareholder may have unique tax issues, shareholders should consult their own tax advisors.

CERTAIN INFORMATION REGARDING THE TRUSTEES AND OFFICERS

In connection with the Reorganization, the operations of the New Fund will be overseen by the Board of Trustees of  NLFT III (the “NLFT III Board”) in accordance with its Agreement and Declaration of Trust and NLFT III’s By-laws (the “Governing Documents”), which have been filed with the SEC and are available upon request. The NLFT III Board consists of five individuals, all of whom are not “interested persons” (as defined under the 1940 Act) of NLFT III and FAIA (“Independent Trustees”). AST’s Board of Trustees consists of four Trustees, three of whom are Independent Trustees.  Pursuant to the Governing Documents of NLFT III, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The NLFT III Board retains the power to conduct, operate and carry on the business of NLFT III and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of NLFT III's purposes. The Board of Trustees of AST possesses similar powers to elect officers and conduct, operate and carry on the business of AST.  The Trustees, officers, employees and agents of NLFT III, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. AST offers the same limitation of liability to its Trustees, officers, employees and agents.

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Board Leadership Structure.  The NLFT III Board is led by Jerry Vincentini, who has served as the Chairman of the NLFT III Board since NLFT III commenced operations as an SEC-registered investment company in 2012.  The NLFT III Board has not appointed a Lead Independent Trustee because all Trustees are Independent Trustees.  Under NLFT III’s Governing Documents, the Chairman of the NLFT III Board is responsible for (a) presiding at NLFT III Board meetings, (b) calling special meetings on an as-needed basis, and (c) execution and administration of Trust policies, including (i) setting the agendas for NLFT III Board meetings and (ii) providing information to NLFT III Board members in advance of each NLFT III Board meeting and between NLFT III Board meetings. Generally, NLFT III believes it best to have a non-executive Chairman of the NLFT III Board, who together with the President (principal executive officer), are seen by our shareholders, business partners and other stakeholders as providing strong leadership.  The Trust believes that its Chairman/Lead Independent Trustee, the independent chair of the Audit Committee, and, as an entity, the full NLFT III Board of Trustees, provide effective leadership that is in the best interests of NLFT III, its Funds and each shareholder.

NLFT III Board Risk Oversight.  The NLFT III Board of Trustees is comprised entirely of Independent Trustees with an Audit Committee with a separate chair.  The NLFT III Board is responsible for overseeing risk management, and the full NLFT III Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting the risk within its area of responsibilities.  Generally, the NLFT III Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications.  Generally, the New Fund believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.  Mark H. Taylor has over two decades of academic and professional experience in the accounting and auditing areas, has PhD, Masters and Bachelor degrees in Accounting, is a Certified Public Accountant and is the Andrew D. Braden Professor of Accounting and Auditing at the Weatherhead School of Management at Case Western Reserve University. He serves as a member of three other mutual fund boards outside of the Fund Complex, has served a fellowship in the Office of the Chief Accountant at the headquarters of the United States Securities Exchange Commission, served a three-year term on the AICPA Auditing Standards Board (2008-2011), and like the other NLFT III Board members, possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this NLFT III Board and other mutual fund boards.  Mr. Jerry Vincentini is a retired business owner with decades of hands-on business experience in the academic ceremony rental market and agricultural production areas.  He holds a Bachelors of Science degree in business, and currently serves on three non-profit boards.  He also possesses an adequate understanding of the regulatory framework under which investment companies must operate based on his years of service to another mutual fund board of directors.  Mr. Anthony M. Payne has over 30 years of business experience in financial services and gaming industries including serving as an Executive Director of Iowa West Foundation (philanthropic non-profit foundation) and Iowa West Racing Association (non-profit corporation) from 1996 to July 2008. Mr. Payne served as the President of the Council Bluffs Area Chamber of Commerce/Industrial Foundation.  He also served as the Chairman of the First National Bank of Council Bluffs and serves as a director of another mutual fund.  He serves as a Trustee of Goodwill Industries, Inc.  Mr. Payne is a Graduate of the University of Nebraska (Lincoln) and completed further graduate work at Southern Methodist University. Mr. James Jensen has over 30 years of business experience in financial services industry including over 20 years of mutual fund board experience.  Since April 2008, Mr. Jensen has served as the Chief Executive Officer of Clearwater Law & Governance Group, where he devotes full time to corporate law practice and board governance consulting for operating companies.  From 2001 to 2008, Mr. Jensen co-founded and was Chairman of the Board for Intelisum, Inc., a company pursuing computer and measurement technology and products. From 1986 to 2004, Mr. Jensen held key positions with NPS Pharmaceuticals, Inc., as Vice President, Corporate Development, Legal Affairs and General Counsel and Secretary. In addition to his business experience, Mr. Jensen is Chairman of the Board of Bayhill Capital Corporation and is a Director of the University of Utah Research Foundation. Mr. Jensen was the founder and first President of the MountainWest Venture Group (now "MountainWest Capital Network") in 1983. Mr. Jensen is a member of the National Association of Corporate Governance ("NACD"). Mr. Jensen graduated with a BA degree from the University of Utah in 1967 and received degrees of Juris Doctor and Master of Business Administration from Columbia University in 1971.  Mr. John V. Palancia has over 30 years of business experience in financial services industry including serving as the Director of Futures Operations for Merrill Lynch, Pierce, Fenner & Smith, Inc. Mr. Palancia also holds a Bachelor of Science degree in Economics. He also possesses a strong understanding of risk management, balance sheet analysis and the regulatory framework under which regulated financial entities must operate based on service to Merrill Lynch. Additionally, he is well versed in the regulatory framework under which investment companies must operate based on his service as a member of 2 other fund boards.  The Trust does not believe any one factor is determinative in assessing a Trustee's qualifications, but that the collective experience of each Trustee makes them each highly qualified and well versed in the regulatory framework under which investment companies must operate.

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Trustees and Officers.  The Trustees and officers of NLFT III, together with information as to their principal business occupations during the past five years and other information, are shown below.  Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address* Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Jerry Vincentini 1940	Trustee, Chairman	February 2012, Indefinite	Retired; President and Owner, Pins, Patches, Plaques Etc. Inc., (since 2003); President and Owner, Graduation Supplies Inc., (1980-2008).	18	Lifetime Achievement Fund, Inc. (July 2000 to April 2012).
Mark H. Taylor*** 1964	Trustee	February 2012, Indefinite	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Former member of the AICPA Auditing Standards NLFT III Board, AICPA ( 2008-2011).	114
Ladenburg Thalmann Alternative Strategies Fund (since June 2010); Lifetime Achievement Fund, Inc.   (Director and Audit Committee Chairman) (February 2007 to April 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007).

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Anthony M. Payne 1942	Trustee	February 2012, Indefinite	Retired; (since 2008); Executive Director, Iowa West Foundation (philanthropic non-profit foundation) and Iowa West Racing Association (non-profit corporation) (1996 – 2008).	18	Lifetime Achievement Fund, Inc. (February 2012 to April 2012)
James U. Jensen 1944	Trustee	February 2012, Indefinite	Chief Executive Officer, ClearWater Law & Governance Group, LLC (an operating board governance consulting company) (since 2008); Of Counsel, Woodbury & Kesler (Law Firm, since 2008); Legal Consultant, Jensen Consulting (2004-2008).	18
Wasatch Funds Trust, (since 1986); Agricon Global Corporation, formerly Bayhill Capital Corporation (large scale farming in Ghana, West Africa) (since December 2007); Lifetime Achievement Fund, Inc. (since February 2012).

John V. Palancia 1954	Trustee	February 2012, Indefinite	Retired (since 2011); Formerly, Director of Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (1975 - 2011).	114
Ladenburg Thalmann Alternative Strategies Fund (since June 2012); Lifetime Achievement Fund, Inc. (February 2012 to April 2012); Northern Lights Fund Trust (December 2011); Northern Lights Variable Trust (December 2011

* The address of each Trustee and officer is c/o Gemini Fund Services, LLC, 17605 Wright Street, Omaha, Nebraska 68130
** The "Fund Complex" includes the following registered management investment companies in addition to NLFT III: Northern Lights Fund Trust, and Northern Lights Variable Trust.
*** Mark H. Taylor also serves as an independent trustee of Northern Lights Fund Trust and Northern Lights Variable Trust, each a separate trust in the Fund Complex.  On May 2, 2013, the SEC filed an order instituting settled administrative proceedings (the “Order”) against Northern Lights Compliance Services, LLC (“NLCS”), Gemini Fund Services, LLC (“GFS”), certain current Trustees of NLFT III, and one former Trustee.  To settle the SEC’s charges, GFS and NLCS each agreed to pay $50,000 penalties, and both firms and the named Trustees agreed to engage an independent compliance consultant to address the violations found in the Order.  The firms and the named Trustees agreed to settle with the SEC without admitting or denying the SEC’s findings, while agreeing to cease and desist from committing or causing any violations and any future violations of those provisions.  There were no allegations that shareholders suffered any monetary harm.  The SEC charges were not against the Advisor or the Funds.

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Officers of NLFT III

Name, Address Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
Andrew Rogers 80 Arkay Drive Hauppauge, NY 11788 1969	President	February 2012, indefinite
Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).

Brian Curley 80 Arkay Drive Hauppauge, NY 11788 1970	Treasurer	February 2013, indefinite
Assistant Vice President, Gemini Fund Services, LLC (since 2012); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008 – 2012); Senior Associate of Fund Administration, Morgan Stanley (1999 – 2008).

James P. Ash 80 Arkay Drive Hauppauge, NY 11788 1976	Secretary	February 2012, indefinite
Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President of Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

William Kimme 1963	Chief Compliance Officer	February 2012, indefinite	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).

Audit Committee.  The NLFT III Board has an Audit Committee that consists solely of Trustees who are not "interested persons" of the Trust within the meaning of the 1940 Act. The Audit Committee's responsibilities include: (i) recommending to the NLFT III Board the selection, retention or termination of the Trust's independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust's independent auditors and recommending that the NLFT III Board take appropriate action in response thereto to satisfy itself of the auditor's independence; and (v) considering the comments of the independent auditors and management's responses thereto with respect to the quality and adequacy of the Trust's accounting and financial reporting policies and practices and internal controls.  The Audit Committee operates pursuant to an Audit Committee Charter.  Mr. Taylor is Chairman of the Audit Committee.  During the past fiscal year, the Audit Committee held six meetings.

Compensation of Directors.  Effective January 1, 2013, NLFT III pays each Independent Trustee an annual fee of $24,000, as well as reimbursement for any reasonable expenses incurred attending the meetings, to be paid quarterly.  The Audit Committee Chairman receives an additional annual fee of $3,500.  In addition, the Chairman of the NLFT III Board receives an additional annual fee of $3,500.  No "interested persons" who serve as a Trustee of NLFT III will receive any compensation for their services as Trustee. None of the executive officers receive compensation from NLFT III. The table below details the amount of compensation Trustees are estimated to receive from NLFT III during the fiscal year ending October 31, 2013.  The Trust does not have a bonus, profit sharing, deferred compensation, pension or retirement plan.

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Name and Position	Aggregate Compensation From NLFT III*	Total Compensation From NLFT III and Fund Complex** Paid to Trustees
Mark H. Taylor	$27,500	$157,500
Jerry Vincentini	$27,500	$27,500
Anthony M. Payne	$24,000	$24,000
James U. Jensen	$24,000	$24,000
John V. Palancia	$24,000	$154,000
* Trustees' fees will be allocated ratably to each Fund in NLFT III.
** The "Fund Complex" includes the following registered management investment companies in addition to NLFT III: Northern Lights Fund Trust, Northern Lights Fund Trust II, and Northern Lights Variable Trust.

ADDITIONAL INFORMATION

Any Purchases or Sales of Securities of the Investment Advisor

Since the beginning of the most recently completed fiscal year, no Trustee or executive officer of AST has made any purchases or sales of securities of the Advisor or any of its affiliated companies.

Portfolio Transactions

The Fund does not allocate portfolio brokerage on the basis of the sales of shares.  Brokerage firms whose customers purchase shares of the Fund may participate in brokerage commissions, but only in accordance with applicable regulatory guidelines.  The Fund does not execute portfolio transactions through affiliated brokers.

Voting Securities, Principal Shareholders and Management Ownership

Shareholders of the Old Fund at the close of business on the Record Date will be entitled to be present and vote at the Meeting.  Each shareholder will be entitled to one vote for each whole Fund share and a fractional vote for each fractional Fund share held as of the Record Date.  As of the Record Date, 3,014,474.556 shares of the Old Fund were outstanding.

Federal securities laws require that we include information about the shareholders who own 5% or more of the outstanding voting shares of the Old Fund.  Any person who owns of record or beneficially 5% or more of the outstanding shares of the Old Fund is deemed to be an “affiliated person” of the Fund.  A control person is a person who owns beneficially or through controlled companies more than 25% of the outstanding voting securities of the Old Fund.

As of October 15, 2013, the Officers and Trustees of AST, as a group, owned less than 1% of the shares of the Old Fund.  As of October 15, 2013, the following shareholders were considered to be either a control person or an affiliated person of the Old Fund:

Shareholder and Address	Percentage of Fund Owned
Curtis A. Teberg 5161 Miller Trunk Hwy Duluth, MN 55811-1203	11.03%

OTHER BUSINESS

The Board knows of no other business to be brought before the Special Meeting.  However, if any other matters properly come before the Special Meeting, to the extent permitted by law, proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein.

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SUBMISSION OF SHAREHOLDER PROPOSALS

AST does not hold annual shareholder meetings.  Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting should send their written proposals to the Secretary of AST, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI  53202.  Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting.  Timely submission of a proposal does not, however, necessarily mean the proposal will be included.

NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

Banks, broker-dealers, voting trustees and their nominees should advise AST, in care of U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, whether other persons are beneficial owners of shares held in their names for which proxies are being solicited and, if so, the number of copies of the Proxy Statement they wish to receive in order to supply copies to the beneficial owners of the respective shares.

SOLICITATION OF SHAREHOLDER VOTE

If you wish to participate in the Special Meeting you may submit the proxy card included with this Proxy Statement or attend in person.  Your vote is important no matter how many shares you own. You may vote in one of three ways:

•	complete and sign the enclosed proxy card and mail it to us in the enclosed prepaid return envelope (if mailed in the United States)

•	vote on the Internet at the website address printed on your proxy ballot

•	call the toll-free number printed on your proxy ballot

You may revoke a proxy once it is given, as long as it is submitted within the voting period, by submitting a later-dated proxy or a written notice of revocation to the Old Fund. You may also give written notice of revocation in person at the Meeting. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy, or, if no specification is made, FOR the proposal.

In addition to the solicitation of proxies by mail or expedited delivery service, employees and agents of the Advisor and its affiliates may solicit proxies by telephone.  The Advisor will pay the costs associated with the preparation of this proxy statement or the solicitation of proxies.

QUORUM AND REQUIRED VOTE FOR THE OLD FUND

The presence in person or by proxy of shareholders entitled to cast a majority of votes eligible to be cast at the Meeting will constitute a quorum for the conduct of all business. When a quorum is present, approval of each proposal will require the affirmative vote of the lesser of (1) 67% or more of the shares of the Old Fund present or represented by proxy at the Meeting, if holders of more than 50% of such Old Fund’s outstanding shares are present or represented by proxy, or (2) more than 50% of the Old Fund’s outstanding shares. The Meeting may be adjourned from time to time by a majority of the votes properly voting on the question of adjourning a meeting to another date and time, whether or not a quorum is present, and the meeting may be held as adjourned within 120 days of the Record Date without further notice. The persons named as proxies will vote those shares that they are entitled to vote in favor of adjournment if adjournment is necessary to obtain a quorum or to obtain a favorable vote on any proposal. Business may be conducted once a quorum is present and may continue until adjournment of the Meeting.

All proxies voted, including abstentions and broker non-votes (shares held by brokers or nominees where the underlying holder has not voted and the broker does not have discretionary authority to vote the shares), will be counted toward establishing a quorum.  In addition, under the rules of the New York Stock Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power.  As a result, these shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the Special Meeting).

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Abstentions and broker non-votes will be treated as shares voted against a proposal.  Treating broker non-votes as votes against a proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees. In order to prevent this result, the Old Fund may request that selected brokers or nominees refrain from returning proxies on behalf of shares for which voting instructions have not been received from beneficial owners or persons entitled to vote.  The Old Fund also may request that selected brokers or nominees return proxies on behalf of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum.  Abstentions and broker non-votes will not be voted “FOR” or “AGAINST” any adjournment

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxy may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. A shareholder vote may be taken on the proposal in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. With respect to adjournment, the persons named as proxies will vote in accordance with their best judgment at the time.

The Advisor and its affiliates have the authority to vote on the Proposal from certain shareholders of record of the Old Fund.  The Advisor and its affiliates intend to vote such proxies FOR the proposal.

The closing date for the Reorganization is set to be on or about December 13, 2013, pending shareholder approval.

HOUSEHOLDING

As permitted by law, only one copy of this Proxy Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified AST of their desire to receive multiple copies of the reports and proxy statements that AST sends.  If you would like to receive an additional copy, please contact AST by writing to 615 East Michigan Street, Milwaukee, Wisconsin 53202 or by calling 866-209-1964.  The Old Fund will then promptly deliver a separate copy of the Proxy Statement to any shareholder residing at an address to which only one copy was mailed.  Shareholders wishing to receive separate copies of the Old Fund’s reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies should also direct requests as indicated.

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APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (“Agreement”) is made as of this [___] day of [___], 2013, by and among NORTHERN LIGHTS FUND TRUST III, a Delaware statutory trust, with its principal place of business at 17605 Wright Street, Omaha, NE 68130 (“New Trust”), on behalf of its series, The Teberg Fund (“New Fund”), ADVISORS SERIES TRUST, a Delaware statutory trust, with its principal place of business at 615 East Michigan Street, Milwaukee, Wisconsin 53202 (“Old Trust”), on behalf of its series, The Teberg Fund (“Old Fund”), and, solely for purposes of paragraph 7, First Associated Investment Advisors, Inc., the investment manager to the New Fund and the Old Fund (“First Associated”) with its principal place of business at 5161 Miller Trunk Highway, Duluth, Minnesota 55811.  (Each of New Trust and Old Trust is sometimes referred to herein as an “Investment Company,” and each of New Fund and Old Fund is sometimes referred to herein as a “Fund.”)  Notwithstanding anything to the contrary contained herein, (1) the agreements, covenants, representations, warranties, actions, and obligations of and by each Fund, and of and by each Investment Company, as applicable, on behalf of a Fund, shall be the agreements, covenants, representations, warranties, actions, and obligations of that Fund only, (2) all rights and benefits created hereunder in favor of a Fund shall inure to and be enforceable by the Investment Company of which that Fund is a series on that Fund’s behalf, and (3) in no event shall any other series of an Investment Company or the assets thereof be held liable with respect to the breach or other default by an obligated Fund or Investment Company of its agreements, covenants, representations, warranties, actions, and obligations set forth herein.

Each of New Fund and Old Fund wish to effect a reorganization described in section 368(a) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and intend this Agreement to be, and adopt it as, a “plan of reorganization” within the meaning of Treasury Regulations (“Regulations” Section 1.368-2(g)).  The reorganization will involve the Old Fund reorganizing from a series of Old Trust to a series of New Trust by (1) transferring all its assets to the New Fund (which is being established solely for the purpose of acquiring those assets and continuing Old Fund’s business) in exchange solely for voting shares of beneficial interest (“shares”) in New Fund and New Fund’s assumption of all of Old Fund’s liabilities, (2) distributing those shares pro rata to Old Fund’s shareholders in exchange for their shares therein and in complete liquidation thereof, and (3) terminating Old Fund, all on the terms and conditions set forth herein (all the foregoing transactions involving Old Fund and New Fund being referred to herein collectively as the “Reorganization”).

Each Investment Company’s board of trustees (each, a “Board”), in each case including a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (“Non-Interested Persons”) of either Investment Company, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby, (2) has duly authorized performance thereof on its Fund’s behalf by all necessary Board action, and (3) has determined that participation in the Reorganization is in the best interests of the Fund that is a series thereof and, in the case of Old Fund, that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.

Old Fund currently offers one class of shares (“Old Fund Shares”).  New Fund will have one class of shares (“New Fund Shares”).  The Old Fund Shares have identical characteristics to the New Fund Shares.

In consideration of the mutual promises contained herein, the Investment Companies agree as follows:

1.              PLAN OF REORGANIZATION AND TERMINATION

1.1.           Subject to the requisite approval of the Old Fund’s shareholders and the terms and conditions set forth herein, the Old Fund shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to the New Fund.  In exchange therefore, the New Fund shall:

(a)            Issue and deliver to Old Fund the number of full and fractional New Fund Shares equal to the number of full and fractional Old Fund Shares then outstanding; and

(b)           Assume all of Old Fund’s liabilities as described in paragraph 1.3 (“Liabilities”); and

Those transactions shall take place at the Closing (as defined in paragraph 3.1).

1.2            The Assets shall consist of all assets and property of every kind and nature of the Old Fund at the Effective Time (as defined in paragraph 3.1), including, without limitation, all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records and any deferred and prepaid expenses shown as assets on Old Fund’s books.  The Old Fund has no unamortized or unpaid organizational fees or expenses that have not previously been disclosed in writing to New Trust.

1.3            The Liabilities shall consist of all of the Old Fund’s liabilities, debts, obligations, and duties existing at the Effective Time, whether known or unknown, contingent, accrued, or otherwise, excluding Reorganization Expenses (as defined in paragraph 4.3(e)) borne by First Associated pursuant to paragraph 7.  Notwithstanding the foregoing, the Old Fund will endeavor, consistent with its obligation to continue to pursue its investment objective and employ its investment strategies in accordance with the terms of its Prospectus,  to discharge all its known liabilities, debts, obligations, and duties before the Effective Time (other than the obligations set forth in this Agreement and investment contracts entered into in accordance with the terms of its Prospectus, including options, futures, forward contracts, and swap agreements).

1.4            At or before the Closing, the New Fund shall redeem the Initial Shares (as defined in paragraph 6.5) for the amount at which they are issued pursuant to that paragraph.  At the Effective Time (or as soon thereafter as is reasonably practicable), the Old Fund shall distribute all the New Fund Shares it receives pursuant to paragraph 1.1(a) or (b) to its shareholders of record determined at the Effective Time (each, a “Shareholder”), in each case in constructive exchange therefor, and shall completely liquidate.  That distribution shall be accomplished by New Trust’s transfer agent’s opening accounts on the New Fund’s shareholder records in the Shareholders’ names and transferring those New Fund Shares thereto.  Pursuant to that transfer, each Shareholder’s account shall be credited with the number of full and fractional New Fund Shares equal to the number of full and fractional Old Fund Shares held by such Shareholder at the Effective Time, by class.  The aggregate net asset value (“NAV”) of New Fund Shares to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Old Fund Shares held by such Shareholder at the Effective Time.  All issued and outstanding Old Fund Shares, including any represented by certificates, shall simultaneously be canceled on Old Fund’s shareholder records.  New Trust shall not issue certificates representing the New Fund Shares issued in connection with the Reorganization.

1.5            Any transfer taxes payable on the issuance and transfer of New Fund Shares in a name other than that of the registered holder on Old Fund’s shareholder records of the Old Fund Shares actually or constructively exchanged therefor shall be paid by the person to whom such New Fund Shares are transferred, as a condition of that issuance and transfer.

1.6            Any reporting responsibility of the Old Fund to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain the responsibility of the Old Fund up to and including the later of: (a) the Effective Time, or (b) the date the Old Fund is dissolved and terminated, provided, however, that the New Fund shall be responsible for filing any tax return covering a period that includes any portion of a period after the date of the Closing.

1.7            After the Effective Time, the Old Fund shall not conduct any business except in connection with its dissolution and termination.  As soon as reasonably practicable after distribution of the New Fund Shares pursuant to paragraph 1.4, the Old Fund shall be terminated as a series of Old Trust.

2.              VALUATION

2.1            VALUATION OF ASSETS.  The value of each of the Old Fund’s assets to be acquired by the New Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing date (such time and date may also be referred to as  “Valuation Date”), using the valuation procedures set forth in Old Fund’s Amended and Restated Agreement and Declaration of Trust and the Old Fund’s then current Prospectus or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2            VALUATION OF SHARES.  The net asset value per share of the New Fund’s Shares shall be the net asset value per share computed as of the close of normal trading on the NYSE on the Valuation Date, using the valuation procedures set forth in the New Fund’s Agreement and Declaration of Trust and the New Fund’s then current Prospectus and Statement of Additional Information.

2.3            EFFECT OF SUSPENSION IN TRADING.  In the event that on the Valuation Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the New Fund or the Old Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the New Fund or the Old Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

2.4            DETERMINATION OF VALUE.  The Old Fund and the New Fund agree to use all commercially reasonable efforts to resolve any material pricing differences between the prices of portfolio securities determined in accordance with the pricing policies and procedures of the Old Fund and those determined in accordance with the pricing policies and procedures of the New Fund.

3.              CLOSING AND EFFECTIVE TIME

3.1            Unless the Investment Companies agree otherwise, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business (4:00 p.m., Eastern time) on [______], 2013 (“Effective Time”).  The Closing shall be held at New Trust’s offices or at such other place as to which the Investment Companies agree.

3.2            Old Trust shall cause the custodian of the Old Fund’s assets (“Old Custodian”) (a) to make Old Fund’s portfolio securities available to New Trust (or to its custodian (“New Custodian”), if New Trust so directs), for examination, no later than five business days preceding the Effective Time and (b) to transfer and deliver the Assets at the Effective Time to the New Custodian for the New Fund’s account, as follows: (1) duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers, (2) by book entry, in accordance with the customary practices of Old Custodian and any securities depository (as defined in Rule 17f-4 under the 1940 Act) in which Old Fund’s assets are deposited, in the case of Old Fund’s portfolio securities and instruments deposited with those depositories, and (3) by wire transfer of federal funds in the case of cash.  Old Trust shall also direct the Old Custodian to deliver at the Closing an authorized officer’s certificate (i) stating that pursuant to proper instructions provided to the Old Custodian by Old Trust, the Old Custodian has delivered all of Old Fund’s portfolio securities, cash, and other Assets to the New Custodian for New Fund’s account and (ii) attaching a schedule setting forth information (including adjusted basis and holding period, by lot) concerning the Assets.  The New Custodian shall certify to New Trust that such information, as reflected on New Fund’s books immediately after the Effective Time, does or will conform to that information as so certified by the Old Custodian.

3.3            Old Trust shall deliver, or shall direct its transfer agent to deliver, to New Trust at the Closing an authorized officer’s certificate listing the Shareholders’ names and addresses together with the number of full and fractional outstanding Old Fund Shares, by Fund and by class, that each such Shareholder owns, at the Effective Time, certified by Old Trust’s Secretary or Assistant Secretary or by its transfer agent, as applicable.  New Trust shall direct its transfer agent to deliver to Old Trust at or as soon as reasonably practicable after the Closing an authorized officer’s certificate as to the opening of accounts on the New Fund’s shareholder records in the names of the listed Shareholders and a confirmation, or other evidence satisfactory to Old Trust, that the New Fund Shares to be credited to Old Fund at the Effective Time have been credited to Old Fund’s accounts on those records.

3.4            Old Trust shall deliver to New Trust, within five days before the Closing, an authorized officer’s certificate listing each security, by name of issuer and number of shares, which is being carried on the Old Fund’s books at an estimated fair market value provided by an authorized pricing vendor for Old Fund.

3.5           At the Closing, each Investment Company shall deliver to the other (a) bills of sale, checks, assignments, share certificates, receipts, and/or other documents that the other Investment Company or its counsel reasonably requests and (b) a certificate executed in its name by its President or a Vice President or Treasurer, in form and substance satisfactory to the recipient, and dated the Effective Time, to the effect that the representations and warranties it has made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby.

4.              REPRESENTATIONS AND WARRANTIES

4.1            Old Trust, on behalf of the Old Fund, represents and warrants to New Trust, on behalf of the New Fund, as follows:

(a)            Old Trust (1) is a trust operating under a written instrument or declaration of trust, the beneficial interest in which is divided into transferable shares (“Statutory Trust”), that is duly created, validly existing, and in good standing under the laws of the State of Delaware, and its Agreement and Declaration of Trust dated October 3, 1996 (“Old Trust Declaration”) and/or the Trust’s Certificate of Trust dated October 3, 1996, and each Certificate of Amendment thereto is on file with the Delaware Secretary of State; (2) is duly registered under the 1940 Act as an open-end management investment company; and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

(b)            Old Fund is a duly established and designated series of Old Trust;

(c)            The execution, delivery, and performance of this Agreement has been duly authorized at the date hereof by all necessary action on the part of Old Trust’s Board; and this Agreement constitutes a valid and legally binding obligation of Old Trust, with respect to Old Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d)            At the Effective Time, Old Trust will have good and marketable title to the Assets for  Old Fund’s benefit and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or that are restricted to resale by their terms); and on delivery and payment for the Assets, New Trust, on the New Fund’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”) except securities that are restricted to resale by their terms;

(e)            Old Trust, with respect to  Old Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Delaware law, the Old Trust Declaration or the Old Trust’s Amended and Restated Bylaws dated June 27, 2002 (“Old Trust’s Amended and Restated Bylaws”), or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which Old Trust, on  Old Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which Old Trust, on Old Fund’s behalf, is a party or by which it is bound;

(f)            At or before the Effective Time, either (1) all material contracts and other commitments of  Old Fund (other than this Agreement and  investment contracts entered into in accordance with the terms of its Prospectus, including options, futures, forward contracts, and swap agreements) will terminate, or (2) provision for discharge and/or the New Fund’s assumption of any liabilities of Old Fund thereunder will be made, without either Fund incurring any penalty with respect thereto and without diminishing or releasing any rights Old Trust may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

(g)           Except as disclosed in Old Fund’s Disclosure Schedule, attached hereto as Appendix A, no litigation, administrative proceeding, action, or investigation by or before any court, governmental body, or arbitrator is presently pending or, to Old Trust’s knowledge, threatened against Old Trust, with respect to  Old Fund or any of its properties or assets attributable or allocable to Old Fund, that, if adversely determined, would materially and adversely affect Old Fund’s financial condition or the conduct of its business; and Old Trust, on Old Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation, and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects either Old Fund’s business or Old Trust’s ability to consummate the transactions contemplated hereby;

(h)            Old Fund’s Statement of Assets and Liabilities, Schedule of Investments, Statement of Operations, and Statement of Changes in Net Assets (each, a “Statement”) at and for the fiscal year (in the case of the last Statement, for the two fiscal years) ended March 31, 2013, have been audited by Tait, Weller and Baker, LLP an independent registered public accounting firm, and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); and present fairly, in all material respects,  Old Fund’s financial condition at their respective dates in accordance with GAAP and the results of its operations and changes in its net assets for the periods then ended, and there are no known contingent liabilities of  Old Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at either such date that are not disclosed therein;

(i)             Since March 31, 2013, there has not been any material adverse change in  Old Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, nor any incurrence by Old Fund of indebtedness (except indebtedness incurred in connection with  investment contracts including options, futures, forward and swap contracts) maturing more than one year from the date that indebtedness was incurred; for purposes of this subparagraph, a decline in NAV per Old Fund Share due to declines in market values of securities that Old Fund holds, the discharge of Old Fund liabilities, or the redemption of Old Fund Shares by its shareholders shall not constitute a material adverse change;

(j)             All federal and other tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of  Old Fund required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) have been filed, and all federal and other taxes shown as due or required to be shown as due on those Returns have been paid or provision shall have been made for the payment thereof; to the best of Old Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Old Fund is in compliance in all material respects with all applicable Regulations under Chapters 3 and 61 of the Code pertaining to the reporting of dividends and other distributions on and redemptions of its shares and to withholding in respect thereof and is not liable for any material penalties that could be imposed thereunder;

(k)            Old Fund is treated as an association that is taxable as a corporation for federal tax purposes under Regulations § 301.7701-3;  Old Fund is a “fund” (as defined in section 851(g)(2)) eligible for treatment as a separate corporation under section 851(g)(1)); for each taxable year of its operation,  Old Fund has met the requirements of Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) for qualification as a regulated investment company (“RIC”) and has elected to be treated as such;  Old Fund has been eligible to and has computed its federal income tax under section 852;  Old Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to sections 852 or 4982; and  Old Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(l)            All issued and outstanding Old Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by Old Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Old Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth on Old Fund’s shareholder records, as provided in paragraph 3.3; and  Old Fund has no outstanding any options, warrants, or other rights to subscribe for or purchase any Old Fund Shares, nor are there outstanding any securities convertible into any Old Fund Shares;

(m)           Old Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

(n)            Old Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(o)           Old Fund’s current prospectus and statement of additional information as filed on Form N-1A with the U.S. Securities and Exchange Commission (collectively, the “Prospectus”)  (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2) at the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or at the Effective Time do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(p)           The information furnished by Old Trust for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed by New Trust with any federal, state, or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities laws and other laws and regulations; and the Proxy Statement (as defined in paragraph 4.3(a)) (other than written information provided by New Trust for inclusion therein) will, on its effective date, at the Effective Time, and at the time of the Shareholders Meeting (as defined in paragraph 5.1), not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(q)            Old Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its Prospectus, except as previously disclosed in writing to New Trust; and

(r)            The New Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

4.2           New Trust, on behalf of the New Fund, represents and warrants to Old Trust, on behalf of the Old Fund, as follows:

(a)            New Trust (1) is a Statutory Trust that is duly created, validly existing, and in good standing under the laws of Delaware, and its Certificate of Trust dated December 5, 2011, and/or the Agreement and Declaration of Trust dated December 5, 2011 (“New Trust Declaration”) is on file with Delaware Secretary of State, (2) is duly registered under the 1940 Act as an open-end management investment company and such registration is in full force and effect, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

(b)            At the Effective Time,  New Fund will be a duly established and designated series of New Trust;  New Fund has not commenced operations and will not do so until after the Closing; and, immediately before the Closing,  New Fund will be a shell series of New Trust, without assets (except the amount paid for the Initial Shares if they have not already been redeemed by that time), liabilities, employees or business activities, created for the purpose of acquiring the Assets, assuming the Liabilities, and continuing Old Fund’s business;

(c)            The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of New Trust’s Board; and this Agreement constitutes a valid and legally binding obligation of New Trust, with respect to  New Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d)            Except for the Initial Shares (as defined in paragraph 6.5 and pursuant to paragraph 1.4), before the Closing, there will be no (1) issued and outstanding New Fund Shares, (2) options, warrants, or other rights to subscribe for or purchase any New Fund Shares, (3) securities convertible into any New Fund Shares, or (4) any other securities issued by the New Fund;

(e)            No consideration other than New Fund Shares (and  New Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

(f)             New Trust, with respect to  New Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Delaware law, the New Trust Declaration or New Trust’s Bylaws, effective December 5, 2011 (“New Trust’s Bylaws”), or any Undertaking to which New Trust, on New Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which New Trust, on New Fund’s behalf, is a party or by which it is bound;

(g)            Except as disclosed in New Fund’s Disclosure Schedule, attached hereto as Appendix B, no litigation, administrative proceeding, action, or investigation by or before any court, governmental body, or arbitrator is presently pending or, to New Trust’s knowledge, threatened against New Trust, with respect to  New Fund or any of its properties or assets attributable or allocable to  New Fund, that, if adversely determined, would materially and adversely affect the New Fund’s financial condition or the conduct of its business; and the New Trust, on New Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects either New Fund’s business or New Trust’s ability to consummate the transactions contemplated hereby;

(h)            New Fund is treated as an association that is taxable as a corporation for federal tax purposes under Regulations §301.7701-3;  New Fund has not filed any income tax return and will file its first federal income tax return after the completion of its first taxable year after the Effective Time as a RIC on Form 1120-RIC;  New Fund will be a “fund” (as defined in section 851(g)(2)), eligible for treatment as a separate corporation under section 851(g)(1), and has not taken and will not take any steps inconsistent with its qualification as such or its qualification and eligibility for treatment as a RIC under sections 851 and 852;  New Fund expects to meet the requirements of Subchapter M of the Code for qualification as a RIC for the taxable year in which the Reorganization occurs;  New Fund will elect to be treated as such and expects to be eligible to compute its federal income tax under section 852 for such taxable year; and  New Fund intends to continue to meet all of the requirements of Subchapter M for qualification as a RIC, to elect to be treated as such, and to be eligible to and to so compute its federal income tax, for the taxable year following that in which the Reorganization occurs;

(i)             The New Fund Shares to be issued and delivered to Old Fund, for the Shareholders’ accounts, pursuant to the terms hereof, (1) will at the Effective Time have been duly authorized and duly registered under the federal securities laws, and appropriate notices respecting them will have been duly filed under applicable state securities laws, and (2) when so issued and delivered, will be duly and validly issued and outstanding New Fund Shares and will be fully paid and non-assessable by New Trust;

(j)             There is no plan or intention for  New Fund to be dissolved or merged into another business or statutory trust or a corporation or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;

(k)            Immediately after the Effective Time, New Fund will not be under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A)); and

(l)             The information furnished by New Trust for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and the Registration Statement (other than written information provided by Old Trust for inclusion therein) will, on its effective date, at the Effective Time, and at the time of the Shareholders Meeting, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

4.3           Each Investment Company, on its Fund’s behalf, represents and warrants to the other Investment Company, on its Fund’s behalf, as follows:

(a)            No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consents, approvals, authorizations, or orders of any court are required, for its execution or performance of this Agreement on its Fund’s behalf, except for (1) New Trust’s filing with the Commission of a registration statement on Form N-1A relating to the New Fund Shares issuable hereunder, and any supplement or amendment thereto, including therein a prospectus (“Registration Statement”), (2) Old Trust’s filing with the Commission of a proxy statement on Schedule 14A (the “Proxy”), and (3) consents, approvals, authorizations, and filings that have been made or received or may be required after the Effective Time;

(b)           The Shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;

(c)            The fair market value of the Assets will equal or exceed the Liabilities to be assumed by the New Fund and those to which the Assets are subject;

(d)            None of the compensation received by any Shareholder who is an employee of a service provider to Old Fund will be separate consideration for, or allocable to, any of the Old Fund Shares that Shareholder holds; none of the New Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

(e)            Except as otherwise set forth herein, no expenses incurred by the Old Fund or on its behalf in connection with the Reorganization will be paid or assumed by the New Fund,  unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than New Fund Shares will be transferred to the Old Fund or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof; and

5.              COVENANTS

5.1            Old Trust covenants to call a meeting of Old Fund’s shareholders to consider and act on this Agreement and to take all reasonable actions necessary to obtain approval of the transactions contemplated hereby (“Shareholders Meeting”).

5.2            Old Trust covenants that it will assist New Trust in obtaining such information as the New Trust reasonably requests concerning the beneficial ownership of Old Fund Shares.

5.3            Old Trust covenants that it will turn over its books and records pertaining to the Old Fund (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to New Trust at the Closing.

5.4            New Trust, on behalf of the New Fund, will provide Old Trust, on behalf of the Old Fund, with the materials and information in connection with the Proxy Statement as counsel to the Old Trust may reasonably request and New Trust covenants to cooperate with Old Trust in preparing the Proxy Statement in compliance with applicable federal and state securities laws.

5.5            Each Investment Company covenants that it will, from time to time, as and when requested by the other, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken any further action(s) the other Investment Company deems necessary or desirable in order to vest in, and confirm to (a) New Trust, on the New Fund’s behalf, title to and possession of all the Assets, and (b) Old Trust, on the Old Fund’s behalf, title to and possession of the New Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

5.6            New Trust covenants to use all reasonable efforts to obtain appropriate approvals and authorizations required by the 1933 Act, the 1940 Act in order to commence and continue the New Fund’s operations after the Effective Time.

5.7            Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

6.              CONDITIONS PRECEDENT

Each Investment Company’s obligations hereunder shall be subject to (a) performance by the other Investment Company of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at that time, and (c) the following further conditions that must be satisfied at or before the Effective Time:

6.1            This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by both Boards and by the Old Fund’s shareholders at the Shareholders Meeting;

6.2            All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Investment Companies to carry out the transactions contemplated hereby.  The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to each Investment Company’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act or the 1940 Act.  The Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act.  All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund’s assets or properties;

6.3            At the Effective Time, no action, suit, or other proceeding shall be pending (or, to either Investment Company’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby;

6.4           The Investment Companies shall have received an opinion of [] (“Counsel”) as to the federal income tax consequences mentioned below (“Tax Opinion”).  In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it (that, notwithstanding paragraph 8, shall survive the Closing), and in separate letters, if Counsel requests, addressed to it and any certificates delivered pursuant to paragraph 3.5(b).  The Tax Opinion shall be substantially to the effect that – based on the facts and assumptions stated therein and conditioned on those representations and warranties being true and complete at the Effective Time and consummation of the Reorganization in accordance with this Agreement (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved) -- for federal income tax purposes:

(a)   The transfer to the New Fund of the Assets of the Old Fund in exchange solely for New Fund Shares and New Fund’s assumption of the Liabilities, followed by Old Fund’s distribution of such New Fund shares pro rata to the Shareholders in exchange for their Old Fund Shares, will qualify as a “reorganization” within the meaning of section 368(a)(1)(F) of the Code, and each Fund will be “a party to a reorganization” within the meaning of section 368(b) of the Code;

(b)   To management’s knowledge, there is no plan or intention by the shareholders of Old Fund who own five percent (5%) or more of the outstanding Old Fund Shares, and to the best of the knowledge of management of Old Fund, there is no plan or intention on the part of the remaining shareholders of Old Fund, to sell, exchange or otherwise dispose of any of the New Fund Shares received in connection with the Reorganization (other than in the ordinary course of business);

(c)   Old Fund will recognize no gain or loss on the transfer of the Assets to New Fund in exchange solely for New Fund Shares and New Fund’s assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Old Fund Shares;

(d)   New Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities;

(e)   New Fund’s adjusted basis in each Asset will be the same as Old Fund’s adjusted basis therein immediately before the Reorganization, and New Fund’s holding period for each Asset will include Old Fund’s holding period therefor (except where New Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period);

(f)   A Shareholder will recognize no gain or loss on the exchange of all its Old Fund Shares solely for New Fund Shares pursuant to the Reorganization;

(g)   A Shareholder’s aggregate adjusted basis in the New Fund Shares it receives in the Reorganization will be the same as the aggregate adjusted basis in its Old Fund Shares it surrenders in exchange for those New Fund Shares, and its holding period for those New Fund Shares will include, in each instance, its holding period for those Old Fund Shares, provided the Shareholder holds them as capital assets at the Effective Time;

(h)   The Reorganization will not result in the termination of Old Fund’s taxable year, and pursuant to Section 381 of the Code and Treasury Regulations thereunder, New Fund will succeed to and take into account the items of Old Fund described in Section 381(c) of the Code, subject to the provisions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder;

(i)   New Fund has no plan or intention to sell or otherwise dispose of any of the assets of Old Fund acquired in connection with the Reorganization, except for dispositions made in the ordinary course of business; and

(j)     Following the Reorganization, New Fund will continue the historic business of operating an open-end management investment company.

Notwithstanding the foregoing, the Tax Opinion may state that no opinion is expressed regarding (i) the federal income tax consequences of the payment of Reorganization Expenses by First Associated, except in relation to the qualification of the transfer of the Old Fund’s Assets to New Fund as a reorganization under Section 368(a) of the Code, (ii) the effect of the Reorganization on an Old Fund with respect to any transferred asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting (including under Section 1256 of the Code), (iii) the effect of the Reorganization on any shareholder of an Old Fund that is required to recognize unrealized gains or losses for federal income tax purposes under a mark-to-market system of accounting, (iv) whether accrued market discount, if any, on any market discount bonds held by an Old Fund will be required to be recognized as ordinary income under Section 1276 of the Code as a result of the Reorganization, and (v) any state, local or foreign tax consequences of the Reorganization;

6.5            Before the Closing, New Trust’s Board shall have authorized the issuance of, and New Trust shall have issued, one New Fund Share (“Initial Shares”) to First Associated or an affiliate thereof, in consideration of the payment of $10.00 each (or other amount that Board determines), to vote on the investment management contract, distribution and service plan, and other agreements and plans referred to in paragraph 6.6 and to take whatever action it may be required to take as the New Fund’s sole shareholder;

6.6            New Trust, on the New Fund’s behalf, shall have entered into, or adopted, as appropriate, an investment management contract, a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act, and other agreements and plans necessary for New Fund’s operation as a series of an open-end management investment company.  Each such contract, plan, and agreement shall have been approved by New Trust’s Board and, to the extent required by law (as interpreted by Commission staff positions), by its trustees who are Non-Interested Persons thereof and by First Associated or its affiliate as the New Fund’s sole shareholder; and

6.7            At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except those set forth in paragraphs 6.1 and 6.4) if, in the judgment of its Board, such waiver will not have a material adverse effect on its Fund’s shareholders’ interests.

7.              EXPENSES

First Associated shall bear all Reorganization Expenses.  The Reorganization Expenses include (1) costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing, filing and distributing (including printing and  mailing costs) Old Fund’s prospectus supplements, Proxy Statement and other proxy materials and the New Fund’s Registration Statement, (2) legal and accounting fees incurred by Old Trust, (3) transfer agent and custodian conversion costs, (4) transfer taxes for foreign securities, (5) proxy solicitation costs, and (6) expenses of holding the Shareholders Meeting (including any adjournments thereof).

8.              ENTIRE AGREEMENT; NO SURVIVAL; CONFIDENTIALITY

8.1            Neither Investment Company has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Investment Companies.  The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall survive the Closing. The covenants to be performed after the Closing, and the obligations of New Trust, on behalf of the New Fund, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

8.2            Each Investment Company agrees to treat confidentially and as proprietary information of the other Investment Company all records and other information, including any information relating to portfolio holdings, of its Fund and not to use such records and information for any purpose other than the performance of its duties under this Agreement; provided, however, that after prior notification of and written approval by the Investment Company (which approval shall not be withheld if the other Investment Company would be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities having proper jurisdiction, and which approval shall not be withheld unreasonably in any other circumstance), an Investment Company may disclose such records and/or information as so approved.

9.             TERMINATION

This Agreement may be terminated at any time at or before the Closing:

9.1            By either Investment Company (a) in the event of the other Investment Company’s material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Closing has not occurred on or before [July 15], 2013, or such other date as to which the Investment Companies agree; or

9.2            By the Investment Companies’ mutual agreement.

In the event of termination under paragraphs 9.1(c) or (d) or 9.2, neither Investment Company (nor its trustees, officers, or shareholders) shall have any liability to the other Investment Company.

10.            AMENDMENTS

The Investment Companies may amend, modify, or supplement this Agreement at any time and in any manner on which they mutually agree in writing, notwithstanding the Old Fund’s shareholders’ approval thereof; provided that, following that approval, no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests and provided that no such amendment shall waive or modify the conditions set forth in paragraphs 6.1 and 6.4.

11.            SEVERABILITY

Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

12.            MISCELLANEOUS

12.1          This Agreement shall be governed by and construed in accordance with the internal laws of Delaware, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

12.2          Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than New Trust, on New Fund’s behalf, or Old Trust, on Old Fund’s behalf, and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

12.3          Notice is hereby given that this instrument is executed and delivered on behalf of each Investment Company’s trustees solely in their capacities as trustees, and not individually, and that each Investment Company’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series other than its Fund but are only binding on and enforceable against its property attributable to and held for the benefit of each of its Fund (“Fund Property”) and not its property attributable to and held for the benefit of any other series thereof.  Each Investment Company, in asserting any rights or claims under this Agreement on its or each of its Fund’s behalf, shall look only to the Fund Property of the other Investment Company in settlement of those rights or claims and not to the property of any other series of the other Investment Company or to those trustees, officers, or shareholders.

12.4          This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other Investment Company.  The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

ADVISORS SERIES TRUST, on behalf of Old Fund

By:  _____________________________________________
Douglas G. Hess
President

NORTHERN LIGHTS FUND TRUST III, on behalf of New Fund

By:  _____________________________________________
Andrew Rogers
President

Solely for purposes of paragraph 7,
FIRST ASSOCIATED INVESTMENT ADVISORS, INC.

By:  ______________________________________
Curtis Teberg
President

Appendix A

Old Fund’s Disclosure Schedule

The Old Fund has been named as a defendant in the following matters:

•	NONE

A-1

Appendix B

New Fund’s Disclosure Schedule

•	NONE

B-1

PROXY PROXY

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD  DECEMBER 2, 2013
615 EAST MICHIGAN STREET, MILWAUKEE, WISCONSIN 53202

FUND NAME

The undersigned hereby appoint(s), Douglas G. Hess and Cheryl L. King, or any one of them, proxies, each of them with full power of substitution, to vote and act with respect to all shares of the above referenced fund (the “Fund”) which the undersigned is entitled to vote at the special meeting of shareholders of the Fund (“Meeting”) to be held at 615 East Michigan Street, Milwaukee, Wisconsin 53202 on December 2, 2013 at 10:00 a.m. Central Time, and at any adjournment(s) or postponement(s) thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED “FOR” PROPOSAL 1. THE PROXIES ARE AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS.
CONTROL #:

Receipt of Notice of Meeting and Proxy Statement is hereby acknowledged.	CONTROL #:
SHARES:
Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

Signature(s) (Title(s), if applicable)

2013
Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

THE BOARD OF TRUSTEES HAS CAREFULLY REVIEWED THE PROPOSAL AND RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

FOR	AGAINST	ABSTAIN
1.
To approve an Agreement and Plan of Reorganization and Termination providing for the transfer of all of the assets of the Old Fund to a corresponding newly created series of Northern Lights Funds Trust III (the “New Fund”).  The transfer would be (a) an exchange of your shares for shares of the New Fund, which would be distributed pro rata by the Old Fund to the holders of its shares in complete liquidation of the Old Fund, and (b) the assumption by the New Fund of all of the liabilities of the Old Fund (the “Reorganization”).
	☐	☐	☐

           You may have received more than one proxy card due to multiple investments in the Fund.

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.
CONTINUED AND TO BE SIGNED ON REVERSE SIDE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS SPECIAL MEETING OF SHAREHOLDERS TO
BE HELD ON DECEMBER 2, 2013

THE PROXY STATEMENT AND THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING
ARE AVAILABLE AT: